                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 19, 1996


                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)


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
           PENNSYLVANIA                         1-977                        25-0877540
     -------------------------            ----------------             ----------------------
      (State or other juris-              (Commission File               (I.R.S. Employer
     diction of incorporation)                 Number)                 Identification Number)
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 Westinghouse Bldg.; 11 Stanwix St., Pittsburgh, PA.             15222-1384
 ---------------------------------------------------             ----------
    (Address of principal executive offices)                     (zip code)


Registrant's telephone number, including area code:        (412) 244-2000
                                                           --------------

                               Page 1 of 8 Pages
                            Exhibit Index on Page 4
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Item 5.  Other Events
         ------------

         On April 19, 1996, the Registrant issued a press release announcing certain financial actions, a copy of which is attached hereto as Exhibit 99 and is incorporated in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c)  Exhibits

         A press release announcing certain financial actions, is filed as
Exhibit 99 to this Report.

                              Page 2 of 8 Pages
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WESTINGHOUSE ELECTRIC CORPORATION
                                              (Registrant)


                                    By: /s/ FREDRIC G. REYNOLDS
                                        -------------------------
                                        Fredric G. Reynolds
                                        Executive Vice President and
                                        Chief Financial Officer


Date:  April 19, 1996

                               Page 3 of 8 Pages
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                                 EXHIBIT INDEX


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                                                               Sequential
Exhibit No.         Description                                 Page No.
    99              A press release announcing certain             5
                    financial actions, dated April 19,
                    1996.
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                               Page 4 of 8 Pages